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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 17, 2001
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                      HENDERSON CITIZENS BANCSHARES, INC.
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            (Exact name of registrant as specified in its charter)


         Texas                         33-42286                    75-2371232
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(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
 of Incorporation)                                           Identification No.)


201 West Main Street, Henderson, Texas                              75653
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(Address of principal executive offices)                         (Zip Code)


          (903) 657-8521
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(Registrant's telephone number, including area code)



                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

     Effective July 2, 2001, Henderson Citizens Bancshares, Inc., Henderson, Texas (the "Company"), completed its acquisition of all of the outstanding capital stock of Rusk County Bancshares, Inc. ("Rusk County"), the bank holding company for Peoples State Bank, Henderson, Texas. The Company acquired Rusk County through the statutory merger (the "Merger") of New RCBI, Inc., a wholly owned subsidiary of the Company, with and into Rusk County, with Rusk County being the surviving corporation in the Merger. The total cash consideration paid by the Company was approximately $12.55 million. The cash consideration was obtained by means of dividends from the Company's wholly owned indirect subsidiary, Citizens National Bank, Henderson, Texas, and from Peoples State Bank.

     The amount of cash consideration paid to acquire Rusk County was determined by arm's length negotiations between officers of the Company and Rusk County. There is no material relationship between any officers of Rusk County and the Company, its affiliates and directors or officers of the Company or any associates of such directors or officers

     Effective July 2, 2001, Rusk County was then merged with and into the Company in a short-form merger, and Rusk County Delaware Financial Corporation was merged with and into Henderson Citizens Delaware Bancshares, Inc., a wholly-owned subsidiary of the Company. As a result of these mergers, Peoples State Bank is currently held as an indirect, wholly owned subsidiary of the Company.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses to be Acquired.

               Audited financial statements of Rusk County are not included herein but will be prepared in accordance with Regulation S-X. Financial statements of the assets purchased and liabilities assumed of Rusk County as of the date of acquisition are currently being prepared. It is currently impracticable to provide such financial statements at this time but such financial statements will be provided within 60 days of the date of this report.

          (b)  Pro Forma Financial Information.

               Filing of such pro forma financial information is currently impracticable for the reasons stated above but will be filed within 60 days of the date of this report.

          (c)  Exhibits

               Not applicable.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HENDERSON CITIZENS BANCSHARES, INC.
                                     (Registrant)



Date: July 17, 2001                  By:   /s/ Milton S. McGee, Jr.
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                                           Milton S. McGee, Jr., President